Conceptus Inc. Quarterly Results Fourth Quarter 2010 © 2011 Conceptus, Inc. All rights reserved. February 24, 2011 Exhibit 99.2

Safe Harbor
Except for the historical information contained herein, the matters discussed in this presentation include forward-looking statements, the accuracy of which is subject to risks and uncertainties.
These forward-looking statements include discussions regarding:
projected net sales and earnings before interest, taxes, depreciation, amortization and equity-based compensation (“EBITDA”) for the full year 2011, and the expected impact of the economy on consumer spending on non-urgent medical procedures such as Essure®, trends in and market share related to competitive trialing, growth in physician metrics, our ability to increase utilization of Essure through the promotion of a compatible endometrial ablation product, and the expected attainment of strategic initiatives intended to grow the business.
These discussions and other forward-looking statements included herein may differ significantly from actual results. Such differences may be based upon factors such as changes in strategic planning decisions by management, re-allocation of internal resources, changes in the impact of recessionary pressures, decisions by insurance companies, scientific advances by third parties, litigation risks, effect of regulations promulgated pursuant to the Health Care Reform Act, and the introduction of competitive products, as well as those factors set forth in the Company's most recent Annual Report on Form 10-K and most recent Quarterly Report on Form 10-Q, and other filings with the Securities and Exchange Commission.  These forward-looking statements speak only as to the date on which the statements were made.  We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.
© 2011 Conceptus, Inc. All rights reserved.

2010 Highlights Mark Sieczkarek President and Chief Executive Officer © 2011 Conceptus, Inc. All rights reserved.

Key Challenges…
© 2011 Conceptus, Inc. All rights reserved.
Macro-economic
pressures = fewer
OB/GYN office visits and
elective procedures
Growth moderated in
U.S. transcervical
sterilization market
Competitor trialing
reduced physician
metric growth

…Drove Strategic Initiatives
© 2011 Conceptus, Inc. All rights reserved.
Expanded sales force
coverage by 50% to minimize
competitive impact
Provided GYNs value-add
services to facilitate Essure
®
adoption and utilization
Leveraged in-office channel
strength: promote GYNECARE
THERMACHOICE
®(1)
(1) Global endometrial ablation (GEA) product manufactured for and marketed by
ETHICON™ Women’s Health & Urology, a division of Ethicon, Inc.

15%
30%
44%
52%
64%
67%
2005
2006
2007
2008
2009
2010

Conceptus Inc.

In-Office Channel Strength
Core competency: have successfully
developed physician office as the
preferred site-of-service for Essure
Office-based procedures as % of total volume
70% in Q4’10
© 2011 Conceptus, Inc. All rights reserved.

25%
15%
5%
-5%
-15%
-25%
-35%
-10.8%
-1.3%
2.3%
0.9%
8.2%
16.6%
6.7%
-1.1%
-14.3%
-23.6%
21.5%
-14.0%
-13.1%
-22.6%
-15.1%
-14.5%
-18.5%
-22.0%
-22.7%
-12.1%
-4.0%
-4.2%
-31.0%
10.3%
-13.8%
Jan-09
Feb-09
Mar-09
Apr-09
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11

Conceptus Inc.

Challenge:  Reduced Office Visits
(1) IMS Data provided by Credit Suisse Healthcare Team
Monthly Y/Y Change: Domestic OB/GYN office visits
(1)
2010: Average Y/Y decrease =  -14%
Macro-economic trends contributed to the Y/Y decrease in
domestic OB/GYN office visits in 2010

Challenge:  Moderating Growth
U.S. hysteroscopic sterilization market
In $ millions
Q3 09 Q4 09 Q1 10 Q2 10
(1)
Q3 10 Q4 10
U.S. Essure
Sales
$28.0 $28.8 $25.4 $28.0 $27.3 $28.6
Competitor’s
Estimated
Sales
(2)
$0.6 $1.5 $2.1 $3.8 $5.2 $5.3
Transcervical
Sterilization
Market
$28.6 $30.3 $27.5 $31.8 $32.5 $33.9
Y/Y
35% 34% 30% 22% 14% 12%
© 2011 Conceptus, Inc. All rights reserved.
(1) Competitor’s national sales launch in April 2010
(2) Competitor’s estimated net sales includes data from third party research

2010 Accomplishments
© 2011 Conceptus, Inc. All rights reserved.
Expanded field sales coverage
Achieved 1-3 year account agreements
Improved physician metric growth in Q3 and Q4
Provided physicians innovative training and marketing
Secured new strategic opportunity to promote
GYNECARE THERMACHOICE®
to physician offices
Gained state Medicaid wins for in-office
reimbursement

Expanded sales coverage and increased sales territories
to better align resources: 160 sales personnel in the field, with 120 in direct sales
Focus on competitive defense, physician metric growth,
and increased Essure utilization
Emphasis on increased productivity and territory growth
We are one of the industry’s largest medical device
sales teams dedicated to OB/GYN physicians
Expanded Field Sales Coverage
© 2011 Conceptus, Inc. All rights reserved.

In $ millions Q3 09 Q4 09 Q1 10 Q2 10
(1)
Q3 10 Q4 10
U.S. Essure
Sales
$28.0 $28.8 $25.4 $28.0 $27.3 $28.6
Competitor’s
Estimated
Sales
(2)
$0.6 $1.5 $2.1 $3.8 $5.2 $5.3
Transcervical
Sterilization
Market
$28.6 $30.3 $27.5 $31.8 $32.5 $33.9
Competitor’s
Share
2.1% 5.0% 7.6% 11.9% 16.0% 15.6%
Competitor Market Share Flattened
U.S. hysteroscopic sterilization market
© 2011 Conceptus, Inc. All rights reserved.
(1) Competitor’s national sales launch in April 2010
(2) Competitor’s estimated net sales includes data from third party research

Status of Competitive Trialing
© 2011 Conceptus, Inc. All rights reserved.
1,000 accounts have trialed to date out of 1,500 to 2,000
accounts anticipated to trial
Pace has slowed:  The number of accounts entering trialing
and the number of competitor cases has decelerated in
recent months
Trialing expected to last 12 to 15 months at a rate of 200
accounts entering trialing per quarter + one year to trial
300+ accounts signed 1-3 year agreements by the end of
Q4’10

Physician Metric Growth Improved
Q4’10 Q3’10 Q2’10 Q1’09 Q4’09
Current Period Activity:
Physicians entering preceptorship
413 375 387 423 401
Physicians becoming certified
458 324 335 406 409
Physicians transitioning to office
202 185 163 243 464
Physician Base: 12,530 12,117 11,742 11,355 10,932
© 2011 Conceptus, Inc. All rights reserved.
U.S. physician metrics grew in Q4’10

Provided Innovative Physician Services
VirtaMed’s state-of-the-art
EssureSim
(TM)
simulates
the Essure hysteroscopic
procedure
© 2011 Conceptus, Inc. All rights reserved.
Value-add services drive Essure adoption and utilization
Assist individual physicians in
building their Essure practice
Educate physician office support
personnel on Essure’s benefits
Test new ways to identify
potential Essure candidates for
physicians
Training Marketing

Secured Strategic Partnership
Essure and GYNECARE THERMACHOICE® are compatible in-
office procedures
Patients are strongly advised not to get pregnant if they have a
GEA procedure, making Essure medically necessary
An estimated 50% of GEA patients do not have permanent birth control
We began promoting GYNECARE THERMACHOICE®
in U.S.
physician offices in early 2011
Goal:  Leverage our in-office channel strength to
increase physician utilization of Essure
© 2011 Conceptus, Inc. All rights reserved.

~

GYNECARE THERMACHOICE
Other GEA procedures
~
~

Conceptus Inc.

GEA In-Office Opportunity
GYNECARE THERMACHOICE
procedures by site-of-service
In-office
procedures
Hospital
procedures
$400 million annual GEA market in U.S.
© 2011 Conceptus, Inc. All rights reserved.
Based on company estimates
15%
All GEA brands
18%

Partnership Synergies
Benefits for Ethicon:  Increase in-office procedures
– Establish larger in-office market share by leveraging Conceptus in-office channel strength
Benefits for Conceptus:  Increase utilization of Essure
– Accounts perform 3 to 4 GEA procedures per month
– Opportunity is 50% of patients who do not already have
permanent birth control:  utilization of Essure could increase from 1 to 2 procedure(s) per month
© 2011 Conceptus, Inc. All rights reserved.

Gained Additional Medicaid Wins
© 2011 Conceptus, Inc. All rights reserved.
33 states provided Essure Medicaid fee-for-service office
reimbursement of at least $1,700 as of 12/31/10
9 states improved Medicaid reimbursement in 2010: Colorado, Connecticut,
Illinois, Indiana, North Dakota, Ohio, Texas, Utah and Wisconsin
AK
WA
OR
CA
NV
ID
MT
WY
UT
CO
AZ
NM
TX
OK
KS
NE
SD
ND
MN
IA
MO
AR
LA
MS
WI
IN
MI
OH
KY
TN
AL
GA
FL
SC
NC
VA
WV
PA
NY
ME
IL
NH
VT
MD
DE
NJ
MA
CT
RI
HI

Fourth Quarter 2010 Financials Greg Lichtwardt Executive Vice President, Operations and Chief Financial Officer © 2011 Conceptus, Inc. All rights reserved.

Q4’10 Snapshot
Net Sales
($mm)
Gross Margin
(%)
Diluted GAAP
EPS
Operating
Margin (%)
Q4’09 Q4’10 Q4’09 Q4’10 Q4’09 Q4’10 Q4’09 Q4’10 Q4’09 Q4’10
$37.0
82.2%
81.9%
$36.6
22.2%
16.8%
$0.21
$2.66
(2)
$11.9
EBITDA
(1)
($mm)
(1) Earnings before interest, taxes, depreciation, amortization and equity-
based compensation.  See reconciliation in Appendix
(2) Includes benefit of $2.52 primarily due to the release of the
Company's deferred tax valuation allowance
© 2011 Conceptus, Inc. All rights reserved.
$10.1

Worldwide Sales
Q4’10 Net Sales (in million $)
Q4’10 Units (in thousands):
$37.0
Q4’09 Q4’10
$28.8
(78%)
$36.6
$28.6
(78%)
31.9
Q4’09 Q4’10
20.9
(66%)
11.0
(34%)
32.4
21.0
(65%)
11.4
(35%)
Domestic
International
$8.0
(22%)
$8.2
(22%)
© 2011 Conceptus, Inc. All rights reserved.

Q4’10 Q4’09 Y/Y
Change
Q3’10 Q/Q
Change
Net Sales $36.6 $37.0 (1.1%) $33.9 8.0%
Gross Profit Margin 81.9% 82.2% nm 80.6% nm
Operating Expenses $23.8 $22.2 7.2% $24.6 (3.3%)
EBITDA
(1)
$10.1 $11.9 (15.1%) $6.6 53.0%
Other Income / (Expense) ($1.6) ($1.6) nm ($1.6) nm
Tax Provision (benefit) ($79.2) ($0.15) nm $0.2 nm
NEAT $83.7
(2)
$6.6 nm $1.0 nm
GAAP EPS (diluted) $2.66
(3)
$0.21 nm $0.03 nm
Q4’10 Results
In million $ except for EPS
(1) Earnings before interest, taxes, depreciation, amortization and equity-based compensation.
See appendix.
(2) Net earnings after taxes includes a net income tax benefit of $79.2 million primarily due to the release of the Company's deferred tax valuation allowance
(3) Diluted GAAP EPS includes a net income tax benefit of $2.52 primarily due to the release of the Company's deferred tax valuation allowance
© 2011 Conceptus, Inc. All rights reserved.

Q4’10 EBITDA
EBITDA
$10.1
Amortization
of intangibles
Equity-based
compensation
$1.3
$0.8
$1.8
$6.2
Operating
income
See reconciliation in appendix
© 2011 Conceptus, Inc. All rights reserved.
Depreciation
expense
$ millions

2010 EBITDA
EBITDA
$24.8
Amortization
of intangibles
Equity-based
compensation
$4.7
$3.3
$7.3
$9.5
Operating
income
See reconciliation in appendix
© 2011 Conceptus, Inc. All rights reserved.
Depreciation
expense
$ millions

Balance Sheet
Cash & cash equivalents
Investments and put option
(1)
A/R, inventories & other
current assets
PP&E
Intangible and other assets
Goodwill
Deferred tax asset
Total assets
ASSETS
18.4
72.5
29.7
10.1
25.2
16.0
78.8
250.7
61.7
43.5
25.7
9.8
29.1
17.3
0.0
187.1
12/31/10
A/P & other accrued ST
liabilities
Notes payable
(2)
Line of credit
(3)
Other accrued LT liabilities
Total Equity
Total liabilities & equity
LIABILITIES &
EQUITY
12/31/09
18.1
76.5
29.2
2.4
60.9
187.1
12/31/10 12/31/09
15.8
81.0
0.0
2.4
151.5
250.7
$ millions
(1) Put option for 12/31/09 only
(2) Notes payable is a current liability as of 12/31/10
(3) Used proceeds from redemption of all outstanding
auction rate securities to pay down line of credit in full
© 2011 Conceptus, Inc. All rights reserved.

Guidance
FY’11E FY’10A
Net Sales
$135mm to
$150mm
$140.7mm
Gross Profit Margin
82.0% to
82.5%
80.9%
Operating Expenses
$102mm to
$105mm
$104.3mm
EBITDA (1)
$24.7mm to
$34.7mm
$24.8mm
(1) See appendix
© 2011 Conceptus, Inc. All rights reserved.

2011: Vision, Strategy and Growth Drivers Mark Sieczkarek President and Chief Executive Officer © 2011 Conceptus, Inc. All rights reserved.

Who We Are
Mission:
Revolutionizing women’s healthcare
with innovative solutions
Vision:
Make Essure standard of care in
permanent birth control market
© 2011 Conceptus, Inc. All rights reserved.

Our Approach in 2011
1. Successfully navigate the “new normal” economy
– Assume continued high unemployment
– Assume high deductible insurance plans remain
popular and patient utilization rates remain low,
especially for non-urgent procedures like Essure
2. Minimize impact of competition
– Continue to educate physicians on Essure’s superior
efficacy
© 2011 Conceptus, Inc. All rights reserved.

Our Approach in 2011
3. Accelerate Essure sales by leveraging GEA in-
office synergy
4. Drive market awareness and adoption of Essure
through cost effective direct-to-consumer marketing
initiatives
– Online, digital, viral
– Patient education
© 2011 Conceptus, Inc. All rights reserved.

Our Approach in 2011
5. Expand our presence in international markets
– France:  Age 40+ market
– China and India
– WomanCare Global to distribute Essure in Ghana,
Kenya, Mexico, Puerto Rico, and Turkey
6. Washington DC focus and reimbursement issues
– Inclusion of contraception in the Preventative Services
for Women’s healthcare package
– Medicaid reimbursement and cost savings issues
– ACOG recognition of hysteroscopic sterilization as
“standard of care”
© 2011 Conceptus, Inc. All rights reserved.

Our Approach in 2011
7. Create a pipeline of women’s health products and
services that accelerate adoption of Essure
– Therapeutic
– Prefer office site-of-service
8. Product enhancements
– Begin clinical trials of fifth generation Essure
– Seek FDA approval of transvaginal ultrasound (TVU) for
Essure confirmation instead of HSG
© 2011 Conceptus, Inc. All rights reserved.

Growth Drivers
Increasing sales force productivity
Competitive trialing slowdown
Increase utilization of Essure through the promotion
of ThermaChoice in U.S. physician offices
Leverage marketing synergies between physician
and consumer audiences
Continue to build relationships with OB/GYN
communities
© 2011 Conceptus, Inc. All rights reserved.

Appendix © 2011 Conceptus, Inc. All rights reserved.

Use of Non-GAAP Financial Measures
© 2011 Conceptus, Inc. All rights reserved.
The Company has supplemented its GAAP operating income with a non-GAAP measure of earnings before interest, taxes, depreciation, amortization and equity-based compensation (“EBITDA”). Management believes that this non-
GAAP financial measure provides useful supplemental information to management and investors regarding the performance of the Company’s business operations, facilitates a better comparison of results for current periods with the Company’s previous operating results, and assists management in analyzing future trends, making strategic and business decisions and establishing internal budgets and forecasts. A reconciliation of non-GAAP EBITDA to GAAP net income in the most directly comparable GAAP measure, is provided in the below schedule.
There are limitations in using these non-GAAP financial measures because they are not prepared in accordance with GAAP and may be different from non-
GAAP financial measures used by other companies.  These non-GAAP financial measures should not be considered in isolation or as a substitute for GAAP financial measures. Investors and potential investors should consider non-
GAAP financial measures only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP and the reconciliations of the non-GAAP financial measures provided in the below schedules.

GAAP to Non-GAAP Reconciliation
© 2011 Conceptus, Inc. All rights reserved.
2010 2009 2010 2009
Operating income, as reported 6,148 $      8,195 $      9,549 $      14,643 $
Adjustments to net income:
  Amortization of intangibles (a) 817 829 3,254 1,387
Equity-based compensation (b) 1,833 1,726 7,246 6,282
Depreciation expense (c) 1,283 1,124 4,701 4,101
Adjustments to operating income 3,933         3,679         15,201       11,770
Non-GAAP EBITDA 10,081 $    11,874 $    24,750 $    26,413 $
(a) Consists of amortization of intangible assets, primarily licenses and customer relationships
(b) Consists of equity-based compensation in accordance with ASC 718
(c) Consists of depreciation, primarily on property, plant and equipment
(In thousands)
Conceptus, Inc.
December 31,
Three Months Ended   Twelve Months Ended
December 31,
Reconciliation of Operating Income to Earnings Before Interest, Taxes, Depreciation, Amortization and
Equity-Based Compensation (EBITDA)
(Unaudited)

Reconciliation of Forward-Looking Guidance For Non-GAAP Financial Measure

Conceptus Inc.

© 2011 Conceptus, Inc. All rights reserved.
GAAP to Non-GAAP Reconciliation
From To
Operating Income Guidance 8,592 $        18,592 $
Estimated Non-GAAP Guidance
  Amortization of intangibles (a) 3,261 $        3,261 $
Equity-based compensation (b) 7,571 $        7,571 $
Depreciation expense (c) 5,250 $        5,250 $
Adjustments to operating income 16,082 $       16,082 $
Non-GAAP EBITDA Guidance 24,674 $       34,674 $
(a) Consists of amortization of intangible assets, primarily licenses and customer relationships
(b) Consists of equity-based compensation in accordance with ASC 718
(c) Consists of depreciation, primarily on property, plant and equipment
December 31, 2011
Conceptus, Inc.
To Projected GAAP Operating Income
(Unaudited)
Twelve Months Ending

Thank You © 2011 Conceptus, Inc. All rights reserved. CC-2642 24FEB11F